UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 2, 2007

                          Willis Group Holdings Limited
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Bermuda
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                 (State or Other Jurisdiction of Incorporation)

          001-16503                                    98-0352587
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  (Commission File Number)                  (IRS Employer Identification No.)

                            c/o Willis Group Limited
                               Ten Trinity Square
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                            London EC3P 3AX, England
                    (Address of Principal Executive Offices)

                               (44) (20) 7488-8111
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01         Other Events

As previously announced, on November 2, 2007, Willis Group Holdings Limited ("Willis") hosted its Investor Day in New York City. The audio webcast and accompanying slide materials for this Investor Day are archived at the Investor Relations section of www.willis.com under "Presentations".

During the conference, Willis reaffirmed its Shaping Our Future strategy and long term financial goals. A copy of the Press Release describing the event is attached as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01.        Financial Statements and Exhibits.

       (c)        Exhibits.

                  99.1     Press Release of Willis dated November 2, 2007.




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                                   SIGNATURES


Date: November 2, 2007.                By: /s/ Adam G. Ciongoli
                                          ------------------------------
                                       Name:  Adam G. Ciongoli
                                       Title: General Counsel






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                                  EXHIBIT INDEX


     Exhibit No.                 Description
     -----------                 -----------

     99.1                        Press Release of Willis dated November 2, 2007.